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                                                               EXHIBIT 10.8(h)


                        AMENDMENT NUMBER SEVEN (7) TO
                AGREEMENT FOR THE LICENSING OF IBM TECHNOLOGY
                           AGREEMENT NUMBER JWQ9308


WHEN EXECUTED, this document shall become Amendment Number Seven (7) (hereinafter referred to as "Amendment") to Agreement for the Licensing of IBM Technology Number JWQ9308 (hereinafter referred to as "Agreement") dated February 3, 1993 by and between Syntellect, Inc. (hereinafter referred to as "Syntellect") and International Business Machines Corporation (hereinafter referred to as "IBM").

WHEREAS, Syntellect and IBM hereby agree to modify and amend the Agreement as set forth herein. All other terms and conditions of the Agreement not expressly modified by this Amendment, or any other previous Amendments not superseded, shall remain unchanged and shall remain in full force and effect.

Supplement Number 01 dated February 3, 1993, for the licensing of IBM's CallPath DirectTalk/2 Object Code, is hereby amended to incorporate the LICENSED WORK called IBM CallPath DirectTalk/2 Version 2.1 Voice Processing System. Therefore Supplement Number 01 is hereby modified as follows:

        1. Refer to Section 1.1, Description of Licensed Work, after "...DirectTalk/2" and before "under" in line 2 insert "and IBM CallPath DirectTalk/2 Version 2.1 Voice Processing System".

        2.      Refer to Section 5.1 LICENSED CODE and add the following:

                One copy of Golden Diskettes containing CallPath DirectTalk/2
                Version 2.1 Voice Processing System Object Code . . . . 60 DAC

        3. Section 5.2 LICENSED DOCUMENTATION and add the following softcopy publications:

                -  DirectTalk/2 General Information and Planning Manual
                -  DirectTalk/2 Installation Guide
                -  DirectTalk/2 Application Programmer's Guide
                -  DirectTalk/2 Administrator's Guide
                -  DirectTalk/2 Application Development User's Guide
                -  DirectTalk/2 Problem Solving Guide
                -  CallPath DirectTalk/2 ADSI Programmer's Guide
                -  CallPath DirectTalk/2 National Language Information


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4.  Refer to Attachment 1 and add the following:

                                        PART
    DESCRIPTION                         NUMBER

    Base package (CD-ROM)               63H9564


    OPTIONAL FUNCTIONAL FEATURES

    V2.1 TTS Support                    63H9593
    V2.1 VR Support                     63H9594
    V2.1 Comms. Support                 63H9595
    V2.1 Voice Messaging Feature        63H9596
    V2.1 TDD Feature                    63H9597
    V2.1 ADSI Feature                   63H9598


    OPTIONAL RUN TIME SYSTEM (RTS) LICENSE FEATURES

    V2.1 1 Line (RTS)                   63H9565
    V2.1 2 Line (RTS)                   63H9566
    V2.1 4 Line (RTS)                   63H9567
    V2.1 8 Line (RTS)                   63H9569
    V2.1 12 Line (RTS)                  63H9571
    V2.1 16 Line (RTS)                  63H9573
    V2.1 24 Line (RTS)                  63H9574
    V2.1 30 Line (RTS)                  63H9575
    V2.1 32 Line (RTS)                  63H9576
    V2.1 36 Line (RTS)                  63H9577
    V2.1 48 Line (RTS)                  63H9578
    V2.1 60 Line (RTS)                  63H9579
    V2.1 72 Line (RTS)                  63H9580
    V2.1 90 Line (RTS)                  63H9581
    V2.1 96 Line (RTS)                  63H9582
    V2.1 120 Line (RTS)                 63H9583
    V2.1 240 Line (RTS)                 63H9584
    V2.1 360 Line (RTS)                 63H9585
    V2.1 480 Line (RTS)                 63H9586
    V2.1 600 Line (RTS)                 63H9587
    V2.1 720 Line (RTS)                 63H9588
    V2.1 840 Line (RTS)                 63H9589
    V2.1 960 Line (RTS)                 63H9590
    V2.1 1080 Line (RTS)                63H9591
    V2.1 1200 Line (RTS)                63H9592


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IN WITNESS WHEREOF, Syntellect and IBM have caused this Amendment to be executed by their duly authorized representatives as set forth above.

ACCEPTED AND AGREED TO:                    ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS MACHINES            SYNTELLECT, INC.
CORPORATION

BY: /s/ Dominic Cavalucci                  BY: /s/ W. Scott Coleman
    ---------------------------                -------------------------
          (Signature)                               (Signature)

NAME:  Dominic Cavalucci                   NAME:  W. Scott Coleman
                                                  ----------------------
TITLE: Software Contract Administrator               (Print or Type)

DATE:  Sept. 6, 1996                       TITLE: Sr. Vice President
       -------------                              ----------------------
                                                  General Manager

                                           DATE:  Sept. 9, 1996
                                                  -------------